FOREIGN EXCHANGE RISK (Details Narrative)	12 Months Ended
Dec. 31, 2019
Description of functional currency exposures	foreign currency exposures, varying the above foreign exchange rates to reflect a 5% strengthening of the US dollar would have decreased the net loss for the year ended December 31, 2021 by approximately $17,653, assuming that all other variables remained constant.